UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.__)

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Soliciting Material Pursuant to Section 240.14a-12

TWO ROADS SHARED TRUST

(Name of Registrant as Specified In Its Charter)

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TWO ROADS SHARED TRUST

Belvedere Alternative Income Fund

____________________

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

____________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [_________], 2014

Dear Shareholder:

I am writing to inform you of the upcoming SPECIAL MEETING of SHAREHOLDERS (the “Meeting”) of the Two Roads Shared Trust to be held on [_________], 2014,beginning at 10:00 a.m. EST. At the Meeting, you will be asked to approve a new investment advisory agreement and new sub-advisory agreement on behalf of the Belvedere Alternative Income Fund (the “Fund”).

On [_________], 2014, ES Capital Advisors, LLC (“ES Capital”) and Merriman Asset Management, Inc., d/b/a Merriman Wealth Advisors (“Merriman”) assumed the Fund’s investment advisory responsibilities after the Fund’s prior investment adviser, Belvedere Asset Management, LLC, resigned to pursue other investment management endeavors.  ES Capital serves as the Fund’s investment adviser and Merriman serves as the Fund’s sub-adviser.  In both of these cases, federal law requires shareholder approval of a new investment advisory agreement and new sub-advisory agreement (the “Successor Agreements”) between the Fund and ES Capital and Merriman, respectively.

As discussed in the Proxy Statement accompanying this letter, the Fund’s Board of Trustees recommends that you approve the Successor Agreements and vote “FOR” each proposal. A proxy card has been included with the Proxy Statement. The investment objective, principal investment strategy and principal investment risks of owning shares of the Fund will change as a result of ES Capital and Merriman’s management of the Fund.  The Fund would change its name to the “Merriman Modern Technology 20 Fund” and pursue an equity strategy focused on the technology sector.

Please review the accompanying Proxy Statement and vote [on the Internet, by phone or by mail] today.

We appreciate your attention to this matter as well as your continued support.

Sincerely,

Richard A. Malinowski, Esq.

Secretary of the Trust

PLEASE PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY CARD(S)

IN THE ENCLOSED RETURN ENVELOPE.

IMPORTANT INFORMATION

Q.  Why am I receiving this proxy statement?

On [_________], 2014, ES Capital Advisors, LLC (“EC Capital”) assumed the Fund’s investment advisory responsibilities pursuant to an interim investment advisory agreement (“Interim Advisory Agreement”) after the Fund’s prior investment adviser, Belvedere Asset Management, LLC, resigned to pursue other investment management endeavors.  On the same date, Merriman Asset Management, Inc., d/b/a Merriman Wealth Advisors (“Merriman”) assumed the Fund’s sub-advisory responsibilities pursuant to an interim sub-advisory agreement (“Interim Sub-Advisory Agreement” and, together with the Interim Advisory Agreement, the “Interim Agreements”)).

The Fund’s Board of Trustees (the “Board”) approved the two Interim Agreements on April 11, 2014, as permitted by federal law. The Interim Agreements collectively have substantially the same terms and conditions as the Fund’s prior investment advisory agreement, except each Interim Agreement has a limited duration of 150 days.

For ES Capital and Merriman, federal law requires shareholder approval of a new investment advisory agreement and a new sub-advisory agreement, respectively.  On [_________], 2014, the Board approved a new investment advisory agreement and new sub-advisory agreement (the “Successor Agreements”) between the Fund and ES Capital and Merriman, respectively, subject to shareholder approval. The Successor Agreements collectively have substantially the same terms and conditions as the Fund’s prior investment advisory agreement.

Q.  How will these changes affect my account with the Fund?

The investment objective, principal investment strategies and principal investment risks of owning shares of the Fund will change as a result of ES Capital and Merriman’s management of the Fund.  The Fund would change its name to the “Merriman Modern Technology 20 Fund” and purse an equity strategy focused on the technology sector. The Fund would hold approximately 20 stocks.

As the Fund’s investment adviser, ES Capital would use quantitative and fundamental analyses to identify the most attractive ten industries within the technology sector.  Merriman, as the Fund’s sub-adviser, would select equity securities within those ten industries based on a fundamental evaluation of competitive advantages including but not limited to revenue growth, earnings growth, debt to equity ratios and P/E ratios.

To provide the Fund’s shareholders adequate time to consider the merits and suitability of the revised investment objective, principal investment strategies and principal investment risks, the Fund will continue to maintain its assets in cash and cash equivalents pending shareholder approval of the Successor Agreements.

Q.  Will the advisory fee rate change as a result of the Successor Agreements?

The advisory fees will be lower compared to the advisory fees pursuant to the Fund’s prior investment advisory agreement.  The Fund’s former investment adviser was entitled to receive an annual fee equal to 1.95% of the Fund’s average daily net assets.  However, under the Interim Advisory Agreement, ES Capital is currently entitled to receive an annual fee equal to 1.50% of the Fund’s average daily net assets and would be entitled to receive the same rate under the Successor Agreement.  In addition, during the term of the Interim Advisory Agreement, ES Capital has contractually agreed to waive its entire advisory fee. Under the Successor Agreement, ES Capital has contractually agreed to waive a portion of its advisory fee in the amount of 0.10% of the Fund’s average daily net assets until at least [_________], 2015.

Under the Interim Sub-Advisory Agreement, Merriman is entitled to receive an annual fee equal to 0.50% of the Fund’s average daily net assets and would be entitled to receive the same rate under the Successor Agreement. In addition, under the Successor Agreement, Merriman has contractually agreed to waive a portion of its sub-advisory fee in the amount of 0.10% of the Fund’s average daily net assets until at least [________], 2014.

Q.  Will the Fund pay for the proxy solicitation and related legal costs?

The Fund and ES Capital will equally share the cost of the proxy solicitation and related legal costs.

Q.  What will happen if shareholders of the Fund do not approve the Successor Agreement?

If shareholders of the Fund do not approve the Successor Agreements, the Fund’s Interim Agreements with ES Capital and Merriman will terminate.  The Board would consider other alternatives and would make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers, subject to approval by the Board and Fund shareholders.

Q.  I only have a few shares – does my vote matter?

Your vote is important. If many shareholders choose not to vote, the Fund may not receive enough votes to reach a quorum to hold the shareholder meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.  What is the deadline for submitting my vote?

We encourage you to vote as soon as possible to ensure that the Fund receives enough votes to act on the proposal. Unless you attend the meeting to vote in person, your vote must be received by [DATE/TIME].

Q.  Am I eligible to vote?

You are eligible to vote on the proposal if you owned shares of the Fund at the close of business on [_______], 2014 (the “Record Date”), even if you have since sold those shares.

Q.  How can I vote?

You may vote in one of four ways:

1.

By Internet. Please follow the instructions on your proxy card.

2.

By telephone, with a toll-free call to the phone number indicated on the proxy card.

3.

By mailing in your proxy card.

4.

In person at the shareholder meeting  at the offices of the Trust’s administrator Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct follow-up solicitations. If you would like to change your previous vote, you may vote again using any of the above methods.

Q.  How should I sign the proxy card?

You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the proxy card, but again, the owner must sign his or her name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority (e.g., “John Doe, Custodian”).

TWO ROADS SHARED TRUST

Belvedere Alternative Income Fund

____________________

 The offices of Gemini Fund Services, LLC

 80 Arkay Drive, Suite 110

Hauppauge, NY 11788

____________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on [________], 2014

Notice is hereby given that Two Roads Shared Trust (the “Trust”) will hold a special meeting (the “Meeting”) of shareholders of the Belvedere Alternative Income Fund (the “Fund”), a series of the Trust, on [_______], 2014, beginning at 10:00 a.m. EST at the offices of the Trust’s administrator Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 for the following purposes:

1.

To approve a successor investment advisory agreement for the Fund.

2.

To approve a successor sub-advisory agreement for the Fund.

3.

To transact such other business as may properly come before the Meeting or any adjournments thereof.

The attached Proxy Statement provides additional information about this Meeting. Shareholders of record of the Fund as of the close of business on [________], 2014 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Fund is entitled to one vote, and a proportionate fractional vote for each fractional share held.

Whether or not you plan to attend the Meeting in person, please vote your shares. Please complete, sign and return the enclosed proxy card promptly or vote by telephone or Internet. Please read the enclosed Proxy Statement carefully before you vote.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that proposal in accordance with applicable law to permit further solicitation of proxies.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Richard A. Malinowski, Esq.

Secretary of the Trust

TWO ROADS SHARED TRUST

Belvedere Alternative Income Fund

____________________

SPECIAL MEETING OF SHAREHOLDERS

to be held on [________], 2014

____________________

PROXY STATEMENT

____________________

GENERAL

This document is a proxy statement (the “Proxy Statement”). This Proxy Statement and enclosed proxy card(s) are being furnished to shareholders of the Belvedere Alternative Income Fund (the “Fund”), a series of Two Roads Shared Trust (the “Trust”) in connection with the approval of a new investment advisory agreement and a new sub-advisory agreement (the “Proposals”). This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate the Proposals. This Proxy Statement, the Notice of Meeting and the proxy card(s) are first being mailed to shareholders on or about [______], 2014.

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of the Trust is soliciting proxies from shareholders on behalf of the Fund, for use at the Special Meeting of Shareholders, to be held at the offices of the Trust’s administrator Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, at 10:00 a.m., on [______], 2014, and at any adjournments thereof (each, a “Meeting”).

The Board has fixed the close of business on [______], 2014, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting (the “Record Date”). If you owned shares of the Fund at the close of business on the Record Date, you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof in proportion to the value of shares held on the Record Date.

At a Board meeting held on [______], 2014, the Board approved and recommended that you vote FOR the Proposals.  Management of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy card to vote in accordance with their best judgment.

It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety to help you decide how to vote on the Proposals.

THE FUND’S BOARD RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE MATTERS MENTIONED IN ITEMS 1 AND 2 OF THE NOTICE OF MEETING.

This Proxy Statement should be kept for future reference. The most recent Annual Report and Semi-Annual Report of the Fund, including financial statements, have been mailed previously to shareholders. If you would like to receive an additional copy of the Annual Report free of charge, or copies of any subsequent shareholder report, visit www.BelvedereFunds.com, write to Belvedere Alternative Income Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, or call 1-866-866-4848.

PROPOSAL 1

APPROVAL OF A SUCCESSOR INVESTMENT ADVISORY AGREEMENT.

On April 10, 2014, Belvedere Asset Management, LLC (“Belvedere”), submitted notice to the Fund’s Board of its resignation as the investment adviser to the Fund to pursue other investment management endeavors.  In light of this change, at a meeting of the Fund’s Board held on April 11, 2014, the Board concluded that it would be in the best interests of the Fund and its shareholders to engage ES Capital as investment adviser to the Fund. An interim investment advisory agreement (the “Interim Advisory Agreement”) was approved by the Board (including a majority of the Independent Trustees) pursuant to Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”).

Under Rule 15a-4, an investment adviser can serve pursuant to an interim investment advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement. The Interim Advisory Agreement has the same terms and conditions as the Fund’s prior investment advisory agreement with Belvedere (the “Belvedere Agreement”), except the Interim Agreement, as required by Rule 15a-4, has a limited duration of 150 days. The Interim Agreement took effect on [_________], 2014 and will terminate upon the sooner to occur of (i) [_________], 2014 or (ii) the approval by the Fund’s shareholders of an investment advisory agreement (the “Successor Advisory Agreement”) between the Fund and ES Capital.  At its [_________], 2014 meeting, the Board (including a majority of the Independent Trustees) recommended the approval of the Successor Advisory Agreement.

Pursuant to the Successor Advisory Agreement, ES Capital will continue to manage the Fund’s investment portfolio and provide the same level of management expertise and quality shareholder services. The Successor Advisory Agreement will have the same terms and conditions as the Belvedere Agreement.

The investment objective, principal investment strategies and principal investment risks of owning shares of the Fund will change as a result of ES Capital and Merriman’s management of the Fund.  The Fund would change its name to the “Merriman Modern Technology 20 Fund” and purse an equity strategy focused on the technology sector. The Fund would hold approximately 20 stocks.

As the Fund’s investment adviser, ES Capital would use quantitative and fundamental analyses to identify the most attractive ten industries within the technology sector.  Merriman, as the Fund’s sub-adviser, would select equity securities within those ten industries based on a fundamental evaluation of competitive advantages including but not limited to revenue growth, earnings growth, debt to equity ratios and P/E ratios.

To provide the Fund’s shareholders adequate time to consider the merits and suitability of the revised investment objective, principal investment strategies and principal investment risks, the Fund will continue to maintain its assets in cash and cash equivalents pending shareholder approval of the Successor Agreements.

THE BOARD OF TRUSTEES OF THE FUND

RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

COMPARISON OF THE INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The investment objective, principal investment strategies and principal investment risks of owning shares of the Fund will change as a result of ES Capital and Merriman’s management of the Fund.  The Fund would change its name to the “Merriman Modern Technology 20 Fund” purse an equity strategy focused on the technology sector. The Fund would hold approximately 20 stocks.

Investment Objectives

Current Investment Objective	Proposed Investment Objective
The Fund seeks capital appreciation and capital preservation.	The Fund would seek capital growth.

Principal Investment Strategies

Current Principal Investment Strategies	Proposed Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in:

Cash and cash equivalents, including high-quality short-term (3 months or less) fixed income securities such as U.S. Treasury securities; and

Long and short call and put options on Standard & Poor’s 500 Index (“S&P”) futures contracts.

The Fund generally seeks to achieve its capital preservation objective by investing a majority of the Fund’s assets in U.S. Treasury securities that do not serve as margin collateral for its credit-option-spread trading.

The Fund generally seeks to achieve its capital appreciation objective by investing a minority of the Fund’s assets in call and put option spreads on S&P futures contracts.  The call and put option spreads are covered option spreads that aim to limit potential losses in the event of market volatility.

The Fund buys and writes current month credit-option-spreads that it believes will expire out-of-the money, meaning that the actual price of the underlying S&P stays below the lower strike price in a call-option credit spread or above the higher strike price in a put-option credit spread for the period that each option spread is open.  A credit-option-spread is named a credit spread because the Fund receives a net cash credit from the counterparties it transacts with each time it places a credit-option spread in exchange for taking on the risk that a particular option might be exercised before its expiration.  So, when the credit option spreads expire out-of-the money, the Fund profits.

The Fund is “non-diversified” for purposes of the 1940 Act, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The Fund normally would invest at least 80% of its assets in the stocks of growth companies in the technology sector.  Up to 25% of the Fund’s assets may be invested in foreign securities.

The Fund’s principal investment strategy would be an equity strategy focused on the technology sector.  The strategy is premised on the theory that the pace of innovation in the technology sector creates a constantly changing set of winners and losers, and provides unique opportunities for active managers to find good investment ideas.  The Fund would employ a fundamental, bottom-up stock selection process that integrates traditional fundamental analysis with proprietary quantitative screening tools.  The process emphasizes high quality companies that demonstrate strong fundamentals, attractive valuations, and management teams with a demonstrated track record of success.  By combining qualitative analysis with systemic risk management tools, the strategy would endeavor to generate alpha over meaningful periods of time and across varying market environments.  To manage risk, the strategy has the flexibility to invest in any combination of the equities which make up the ten industries of the technology sector as well as to allocate to short-term Treasuries, or in times of extreme market risk 100% in short-term U.S. Treasuries.  The strategy would hold the top two ranked equities per industry with weights ranging from 5% per equity when all industries are forecasted for a positive return to 12.5% per equity when three or fewer industries are forecasted for a positive return, and is managed with the belief that long-term success requires a willingness to withstand short-term volatility.

The investment management team will monitor and analyze the top technology growth companies within the ten following S&P industries: communications equipment; computers & peripherals; diversified telecommunication services; electronic equipment instruments & components; internet software & services; it services; office electronics; semiconductors & semiconductor equipment; software; and wireless telecommunication services.

As Fund’s investment adviser, ES Capital would use quantitative and fundamental analysis to identify the most attractive industries within ten industries of the technology sector.  Merriman, as sub-adviser, then would select equity securities within those ten industries based on a fundamental evaluation of competitive advantages including but not limited to revenue growth, earnings growth, debt to equity ratios and P/E ratios. The Fund’s portfolio will be traded bimonthly on a Friday.

Under adverse market conditions, the Fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the Fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the Fund may not achieve its investment objective.

Principal Investment Risks

Current Principal Investment Risks	Proposed Principal Investment Risks

Active trading risk.

Call option risk.

Derivatives risk.

Fixed income risk.

Futures contract risk.

Hedging risk.

Index risk.

Issuer-specific risk.

Leveraging risk.

Limited history of operations.

Management risk.

Market risk.

Non-diversification risk.

Put option risk.

Regulatory risk.

U.S. Government securities risk.

Written options risk.

Technology company risk. Growth stock risk. Equity risk. Small-cap and mid-cap risk. Foreign (non-U.S.) investment risk. Liquidity risk. Market risk. Model risk.

With shareholder approval of the new agreements, the Fund’s principal investment risks in more detail would be:

· Technology company risk. The technology sector has been among the most volatile sectors of the stock market. Because the Fund’s investments are concentrated in the technology sector, its performance will be significantly affected by developments in that sector. Technology companies, especially small-cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled. The risks associated with technology companies are magnified in the case of small-cap technology companies. The shares of smaller technology companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Fund’s ability to sell these securities.

· Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

· Equity Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

· Small-Cap and Mid-Cap Risk. The risk that the value of securities issued by small-capitalization and mid-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

· Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

· Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market.

· Market Risk. Overall equity market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

· Model Risk. The Fund will use model-based strategies that may result in a decline in the value of the Fund’s shares. In addition, the model may not adequately take into account certain factors, the data used in the model may be inaccurate, or the computer programming used to create the model might contain one or more errors.

COMPARISON OF THE AGREEMENTS

The Belvedere Agreement was dated as of August 29, 2012, as amended October 15, 2012, and was last approved by the Board on October 15, 2012. The Belvedere Agreement terminated on [_________], 2014 upon Belvedere’s resignation as investment adviser to the Fund. The Interim Agreement took effect on [_________], 2014 and will terminate upon the sooner to occur of (i) [_________], 2014 or (ii) the approval by the Fund’s shareholders of the Successor Agreement. Copies of the Belvedere Agreement and Successor Advisory Agreement are attached as Exhibit A and Exhibit B respectively. The Belvedere Agreement, Interim Advisory Agreement and Successor Advisory Agreement are referred to collectively as the “Advisory Agreements.”

The following comparison is only a summary; however, all material terms of the Advisory Agreements have been included in this summary. You should refer to Exhibit A and Exhibit B, and the following description of the Advisory Agreements is qualified in its entirety by reference to these exhibits.

Advisory Services.  Under each of the Advisory Agreements, the Fund’s investment adviser is responsible for providing a program of continuous investment management for the Fund with regard to the Fund’s investment of its assets. The investment adviser manages the Fund in accordance with the Fund’s investment objectives, policies and limitations, making investment decisions for the Fund, and placing orders to purchase and sell investments for the Fund. In addition, each Advisory Agreement requires that the Fund’s investment adviser provide the office space, secretarial and clerical services and wire and telephone services necessary to provide investment advisory duties and, at its expense, employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under the respective Advisory Agreement and provide all services, equipment and facilities necessary to perform its obligations under such Advisory Agreement.

Advisory Fees. Under each Advisory Agreement, in consideration for the services provided by the investment adviser, the Fund pays the investment adviser a monthly fee on the first business day of each month (the “Advisory Fee”), computed at the following annual rates:

Belvedere Agreement:	Interim Advisory Agreement	Successor Advisory Agreement
1.95%	1.50%	1.50%

Limitation of Liability and Indemnification. Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in performance of the investment adviser’s duties, or by reason of reckless disregard of the investment adviser’s obligations and duties under such Agreement, neither the investment adviser nor its members, officers, directors, or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under the Advisory Agreement.

Duration and Termination. The Belvedere Agreement and Successor Advisory Agreements each provide that it would continue in effect for a period of no more than two years from its effective date and continue thereafter only so long as the continuance is specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Interim Advisory Agreement provides that it shall continue in effect until a date no later than 150 days from the date of termination of the Belvedere Agreement.

The Belvedere Agreement and Successor Advisory Agreements are each terminable without penalty by vote of a majority of the outstanding voting securities of the Fund, by the Board on 60 days’ written notice to the investment adviser, or by the investment adviser on 60 days’ written notice to the Trust. The Belvedere Agreement and Successor Advisory Agreements each also provide that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act. The Interim Advisory Agreement is terminable without penalty by a vote of a majority of the outstanding voting securities of the Fund or by the Board on not more than 10 calendar days’ written notice to ES Capital.

BOARD CONSIDERATIONS

At a meeting of the Board of Trustees of the Fund held on [_________], 2014 (the “Meeting”),1 the Board, including all of the Independent Trustees, determined that it would be in the best interests of the Fund and its shareholders to recommend to the Fund’s shareholders the approval of the Successor Advisory Agreement.

In connection with the Board’s consideration of the Successor Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) a description of ES Capital’s investment management personnel and ownership structure; (ii) an overview of ES Capital’s operations and financial condition; (iii) a comparison of the proposed advisory fee to be charged to the Fund with the fees charged to comparable mutual funds; (iv) a comparison of the Fund’s net expense ratio with the net expense ratios of comparable mutual funds; (v) the anticipated level of profitability from ES Capital’s fund-related operations; (vi) ES Capital’s compliance policies and procedures; and (vii) information regarding the hypothetical performance of the Fund’s proposed strategy.

In evaluating the Successor Advisory Agreement, the Board did not identify any single factor as controlling.  Matters considered by the Board regarding its approval of the Successor Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by ES Capital related to the proposed Successor Advisory Agreement, including: (i) copies of the proposed Successor Advisory Agreement and the proposed Successor Operating Expenses Limitation and Security Agreement; (ii) ES Capital’s Form ADV Part I; (iii) a description of the Fund’s investment objective and investment strategy and ES Capital’s oversight responsibility with respect to the proposed sub-adviser; (iv) a review of the professional personnel that would perform services for the Fund, including the team of individuals that would primarily monitor and execute the investment and administration process; (v) a description of the services to be provided by ES Capital and those services to be delegated to a sub-adviser; (vi) a review of ES Capital’s financial condition; and (vii) copies of ES Capital’s compliance policies and procedures, including ES Capital’s  business continuity plan.

_______________________________

1 Note: At an April 11, 2014 Board meeting, the Board approved the Fund’s Interim Agreements.  The Board will consider virtually identical materials on May 20, 2014 when it plans formally to approve the Successor Advisory Agreement.  Any revisions to the Board considerations for the proxy would not be material.

In reaching their conclusions, the Board considered that ES Capital would delegate day-to–day investment decisions to Merriman and generally provide management and operational oversight of Merriman. The Board reviewed the description provided by ES Capital of its practices for monitoring and evaluating the Fund’s portfolio composition, risk metrics, positions size, volatility and performance. The Board considered that ES Capital has demonstrated that it has the capability to effectively monitor and manage the operational risks and the performance of Merriman and other service providers to the Fund.  The Board concluded that ES Capital had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Successor Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by ES Capital to the Fund were satisfactory and reliable.

Performance. The Board considered that ES Capital is newly formed and did not have a record of prior performance to submit at the Meeting. The Board also noted that ES Capital would delegate certain portfolio management responsibilities to a sub-adviser and would not directly manage the Fund’s portfolio.  However, the Board observed that ES Capital would set investment guidelines for the Fund.  Regarding ES Capital’s oversight of the Merriman, the Board reviewed the hypothetical performance record of the proposed investment strategy to be utilized by the Fund, as compared to a benchmark index.  The Board concluded that the hypothetical performance of the proposed investment strategy and ES Capital’s expected contribution to the operations of the Fund was satisfactory.

Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by ES Capital, the Board discussed the proposed advisory fee and total operating expense data included in the written materials.  The Board also reviewed the Fund’s proposed advisory fee and projected overall expenses compared to a peer group (the “Peer Group”) comprised of funds selected by ES Capital with similar investment objectives and strategies. The Board noted that ES Capital was proposing an advisory fee of 1.50% of the Fund’s average net assets under the Successor Advisory Agreement.

The Board considered that the proposed fee would be a reduction in the advisory fee from 1.95% of the Fund’s average daily net assets under the Fund’s current investment advisory agreement, taking into account that the current fee was compensation for materially different investment objectives and strategies than those proposed to be utilized by ES Capital and Merriman.  The Board considered the proposed advisory fee against the Peer Group and noted that the proposed fee was within the range of the advisory fees of the funds in the Peer Group.

The Board also considered that ES Capital had agreed to enter into an advisory fee waiver agreement to waive 0.10% for at least one year.

The Board next considered the contractual operating expense limitation agreement under which ES Capital has agreed to reimburse expenses to limit net annual operating expenses to 2.65%, 3.40%, 2.40% and 2.90% of the average net assets of the Fund’s Class A, Class C, Class I and Class R shares, respectively, noting that such expense limits represented a reduction in the Fund’s operating expense ratios as compared to the Fund’s current operating expense limits. The Board concluded that the proposed contractual advisory fee and the proposed expense limitations to be paid to ES Capital were fair and reasonable.

Profitability. The Board reviewed and evaluated an estimated profitability report and analysis that ES Capital prepared.  The Board concluded that profitability was not relevant at this time.

Economies of Scale. The Board considered the extent to which the Fund would realize economies of scale as it grows and whether the proposed advisory fee reflects those economies of scale. The Board considered the Fund’s relative size and limited history of operations, and concluded that economies of scale were not relevant at this time.

Conclusion. Having requested and received such information from ES Capital as the Board believed to be reasonably necessary to evaluate the terms of the proposed  Successor Advisory Agreement and Successor Operating Expenses Limitation and Security Agreement, and as assisted by the advice of independent counsel, the Board, including all of the Independent Trustees, determined that approval of the Successor Advisory Agreement and Successor Operating Expense Limitation and Security Agreement would be in the best interests of the Fund and its shareholders.

ADDITIONAL INFORMATION PERTAINING TO ES CAPITAL

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of ES Capital as of as of [_________], 2014. Each individual’s address is [_________].

Name	Principal Occupation at ES Capital

[ ]

[There were no brokerage commissions paid by the Fund to affiliated brokers of ES Capital for the fiscal year ended [_______], 2013.]

THE BOARD OF TRUSTEES OF THE FUND

RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 2

APPROVAL OF A SUCCESSOR SUB-ADVISORY AGREEMENT

At the meeting of the Fund’s Board held on April 11, 2014, the Board also concluded that it would be in the best interests of the Fund and its shareholders to engage Merriman as sub-adviser to the Fund. An interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) was approved by the Board (including all of the Independent Trustees) pursuant to Rule 15a-4 under the 1940 Act.  As sub-adviser, Merriman manages the Fund’s investment portfolio on a day-to-day basis.

The Interim Sub-Advisory Agreement has the same terms and conditions as the Belvedere Agreement, except the Interim Sub-Advisory Agreement, as required by Rule 15a-4, has a limited duration of 150 days.  The Interim Sub-Advisory Agreement took effect on [_________], 2014 and will terminate upon the sooner to occur of (i) [_________], 2014 or (ii) the approval by the Fund’s shareholders of a sub-advisory agreement (the “Successor Sub-Advisory Agreement”) between the Fund and Merriman.  At its [_________], 2014 meeting, the Board (including a majority of the Independent Trustees) recommended the approval of the Successor Sub-Advisory Agreement.

THE BOARD OF TRUSTEES OF THE FUND

RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

COMPARISON OF THE AGREEMENTS

The Interim Sub-Advisory Agreement took effect on [_________], 2014 and will terminate upon the sooner to occur of (i) [_________], 2014 or (ii) the approval by the Fund’s shareholders of the Successor Sub-Advisory Agreement. Copies of the Belvedere Agreement, Interim Sub-Advisory Agreement and Successor Sub-Advisory Agreement are attached as Exhibit A and Exhibit C, respectively. The Interim Sub-Advisory Agreement and Successor Sub-Advisory Agreement are referred to collectively as the “Sub-Advisory Agreements.”

The Belvedere Agreement was summarized in the discussion of Proposal 1. The following comparison is a summary of all material terms of the Sub-Advisory Agreements. You should refer to Exhibit C, and the following description of the Sub-Advisory Agreements is qualified in its entirety by reference to this exhibit.

Sub-Advisory Services.  Under each of the Sub-Advisory Agreements, the Sub-Adviser will, in coordination with the Adviser: (a) provide a program of continuous investment management for the Fund; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under each Sub-Advisory Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform sub-advisory services, and any other expenses incurred by the Sub-Adviser in the performance of its duties under each Sub-Advisory Agreement.

Sub-Advisory Fees. Under each Sub-Advisory Agreement, in consideration for the services provided by Merriman, ES Capital pays Merriman a monthly fee on the first business day of each month (the “Sub-Advisory Fee”), computed at the following annual rates:

Interim Sub-Advisory Agreement	Successor Sub-Advisory Agreement
0.50%	0.50%

Limitation of Liability and Indemnification. Each Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in performance of the investment adviser’s duties, or by reason of reckless disregard of the investment adviser’s obligations and duties under such Sub-Advisory Agreement, neither the investment adviser nor its members, officers, directors, or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under the Sub-Advisory Agreement.

Duration and Termination. The Successor Sub-Advisory Agreement provides that it would continue in effect for a period of no more than two years from its effective date and continue thereafter only so long as the continuance is specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Interim Sub-Advisory Agreement provides that it shall continue in effect until a date no later than 150 days from the date of termination of the Belvedere Agreement.

The Successor Sub-Advisory Agreement is terminable without penalty by vote of a majority of the outstanding voting securities of the Fund, by the Board on 60 days’ written notice to the investment adviser, or by the investment adviser on 60 days’ written notice to the Trust. The Successor Sub-Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act. The Interim Sub-Advisory Agreement is terminable without penalty by a vote of a majority of the outstanding voting securities of the Fund or by the Board on not more than 10 calendar days’ written notice to Merriman.

BOARD CONSIDERATIONS

At a meeting of the Board of Trustees of the Fund held on [_________], 2014 (the “Meeting”),2 the Board, including all of the Independent Trustees, determined that it would be in the best interests of the Fund and its shareholders to recommend to the Fund’s shareholders the approval of the Successor Sub-Advisory Agreement.

In connection with the Board’s consideration of the Successor Sub-Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) a description of Merriman’s investment management personnel and ownership structure; (ii) an overview of Merriman’s operations and financial condition; (iii) Merriman’s proposed brokerage practices (including any soft dollar arrangements); (iv) information regarding the proposed sub-advisory fee to be charged to the Fund; (v) the anticipated level of profitability from Merriman’s fund-related operations; (vi) Merriman’s compliance policies and procedures, including policies and procedures for personal securities transactions; and (vii) the hypothetical performance of the Fund’s proposed strategy.

In evaluating the Successor Sub-Advisory Agreement, the Board did not identify any single factor as controlling.  Matters considered by the Board regarding its approval of the Successor Sub-Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Merriman related to the proposed Successor Sub-Advisory Agreement, including: (i) a copy of the proposed Successor Sub-Advisory Agreement; (ii) Merriman’s Form ADV Parts I and II; (iii) a description of the Fund’s investment objective and investment strategy; (iv) a review of the professional personnel that would perform services for the Fund, including the individual that would primarily monitor and execute the Fund’s investment strategy; (v) a review of Merriman’s financial condition; and (vi) copies of Merriman’s compliance policies and procedures, including Merriman’s  business continuity plan.

In reaching their conclusions, the Board considered the experience and qualifications of Merriman’s personnel, including the portfolio manager who would be responsible for the day-to-day management of the Fund’s portfolio.   The Board noted that the portfolio manager has extensive experience managing equity securities focused in the technology sector. The Board concluded that Merriman had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the

______________________________

2 Note: At an April 11, 2014 Board meeting, the Board approved the Fund’s Interim Agreements.  The Board will consider virtually identical materials on May 20, 2014 when it plans formally to approve the Successor Sub-Advisory Agreement.  Any revisions to the Board considerations for the proxy would not be material.

proposed Successor Sub-advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Merriman to the Fund were satisfactory and reliable.

Performance. The Board considered that Merriman is newly formed and did not have a record of prior performance to submit at the Meeting. The Board noted that Merriman’s portfolio manager has extensive investment management experience using similar investment strategies within the technology sector. The Board reviewed the hypothetical performance record of the proposed investment strategy to be utilized by the Fund, as compared to a benchmark index.  The Board concluded that, based on the hypothetical performance, Merriman’s experience and the qualifications of the proposed portfolio management team, Merriman was expected to obtain an acceptable level of investment returns to shareholders.

Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by Merriman, the Board considered that Merriman would be paid an allocation of the advisory fee of 0.50% of the Fund’s average daily net assets. The Board observed that Merriman would not be responsible for the management of the Fund’s operations or the payment of Fund expenses. The Board further considered the amount of the sub-advisory fee and the allocation of the sub-advisory fee as compared to the advisory fee.  The Board noted that Merriman had agreed to enter into a sub-advisory fee waiver agreement to waive 0.10% for at least one year.  Based on the foregoing, the Board concluded that the proposed sub-advisory fee was fair and reasonable.

Profitability. The Board reviewed and evaluated an estimated profitability report and analysis that Merriman prepared.  The Board concluded that profitability was not relevant at this time.

Economies of Scale. The Board considered the extent to which the Fund would realize economies of scale as it grows and whether the proposed sub-advisory fee reflects those economies of scale. The Board considered the Fund’s relative size and limited history of operations and concluded that economies of scale were not relevant at this time.

Conclusion. Having requested and received such information from Merriman as the Board believed to be reasonably necessary to evaluate the terms of the proposed Successor Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including all of the Independent Trustees, determined that approval of the Successor Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders.

ADDITIONAL INFORMATION PERTAINING TO MERRIMAN

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of Merriman as of as of [_________], 2014. Each individual’s address is [_________].

Name	Principal Occupation at ES Capital

[ ]

[There were no brokerage commissions paid by the Fund to affiliated brokers of Merriman for the fiscal year ended [_______], 2013.]

THE BOARD OF TRUSTEES OF THE FUND

RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and the Fund, as applicable.

ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

The Trust does not hold regular annual shareholders’ meetings. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Such shareholder proposals must be received a reasonable time before the date of a meeting of shareholders to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, guarantee that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Trust’s proxy statement must notify the Secretary of the Trust in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders may address correspondence that relates to the Fund, to the Board as a whole or to individual members and send such correspondence to the Board or to the Trustee, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska  68130. Upon receipt, all such shareholder correspondence will be directed to the appropriate Trustee or officer for review and consideration.

VOTING INFORMATION

Each share of the Fund is entitled to one vote on the Proposal, and a fractional share is entitled to a proportionate share of one vote. Any shareholder giving a proxy has the power to revoke it by mail (addressed to Belvedere Alternative Income Fund c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska  68130), by executing a proxy bearing a later date, or by attending and voting at the meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum

The presence at any meeting, in person or by proxy, of the holders of one-third of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business.

The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees that neither have received instructions from the beneficial owner or other persons entitled to vote nor have discretionary power to vote on a particular matter) and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Holders of record of the shares of the Fund at the close of business on [_________, 2014], as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business at the Meeting. As of [May 1, 2014], the following numbers of shares of the Fund were outstanding: [NUMBER OF SHARES OUTSTANDING TO BE PROVIDED].

Voting Requirement

Passage of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of: (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Adjournment

In the event that a quorum to transact business, the vote required to approve a Proposal is not obtained at the Meeting or such other reason as determined by the Chairman of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. An adjournment may be proposed on a per Proposal basis. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” will be treated as shares that are present for quorum purposes but which have not been voted. Abstentions and broker non-votes will effectively be a vote “against” the Proposals, for which the required vote is a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) for each Proposal to pass, which, for these purposes, is the vote of: (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Abstentions and broker non-votes will be disregarded for purposes of voting on adjournment. Accordingly, shareholders are urged to forward their voting instructions promptly.

OWNERSHIP OF THE FUND

Exhibit D sets forth the beneficial owners of more than 5% of the Fund’s shares. To the best of the Trust’s knowledge, as of [● most recent practicable date], 2014, no person owned beneficially more than 5% of outstanding shares of the Fund, except as stated in Exhibit D.

As of December 31, 2013, the Trustees and officers as a group own less than 1% of the outstanding shares of the Fund.

TRUSTEES AND OFFICERS OF THE TRUST

The name, address, position, principal occupations during the past five years, number of Funds overseen by and other directorships held during the past five years of the current Trustees of the Trust and the name, address, position and principal occupations during the past five years of the officers of the Trust are listed in Exhibit E.

COST AND METHOD OF PROXY SOLICITATION

 The Trust has engaged AST, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor are approximately $[______]. [The cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, Internet, telephone or telegraph will be borne equally by ES Capital and the Fund.] The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Fund, who will not be paid for these services, and/or by the Proxy Solicitor. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. ES Capital may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners.

SERVICE PROVIDERS

Investment Adviser

ES Capital, a Massachusetts limited liability company, was founded in April 2011 and is wholly-owned by David Morton. Since 1992, Mr. Morton has been involved in managing assets for corporations and individuals and in capital raising activities for businesses. Mr. Morton is a principal owner of Newfound Research, LLC (“Newfound”), a registered investment adviser focused on tactical risk management, and Crow Point Partners, LLC, a registered investment adviser which manages the EAS Crow Point Fund of Funds.  Mr. Morton is also the majority owner of Edgartown Advisors LLC, which participates in net revenue from, and has certain financial responsibilities to, Copeland Capital Management LLC, and Vineyard Group LLC, which is a 50% member of the general partner of Katama Capital Fund, L.P. ES Capital currently has no assets under management.

Sub-Adviser

Merriman, a Delaware corporation, was launched in 2013 in cooperation with a team based in Boston with over 23 years of experience.  The firm is fully licensed with the States of California and Massachusetts and has offices in San Francisco and Boston.  Merriman’s parent company, Merriman Holdings, Inc., is publicly traded (MERR-OTCQX) and also wholly-owns an investment bank, Merriman Capital.  Merriman Capital has a 10-year track record of advising, financing and trading small and micro-cap companies, is well known for its Capital Markets Advisory Group and Financial Entrepreneurial Platform, and currently acts as financial advisor to over 70 companies. Merriman currently has no assets under management.

Principal Underwriter

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement (the “Underwriting Agreement”) with the Trust. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of the Fund’s shares, will use its best efforts to distribute the Fund’s shares.

Custodian and Transfer Agent

Union Bank, N.A. (the “Custodian”) serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from an Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian’s principal place of business is 350 California Street, 6th Floor, San Francisco, CA 94104.

Independent Registered Public Accounting Firm

McGladrey LLP, located at 555 17th Street, Suite 1000, Denver, CO 80202, serves as the independent registered public accounting firm for the current fiscal year.  The firm provides services including (i) audit of annual financial statements, (ii), assistance and consultation in connection with SEC filings and (iii) other audit related and tax services.

FINANCIAL STATEMENTS

Audited financial statements for the Trust appear in its Annual Report.

If you would like a copy of the Annual Report free of charge, or copies of any subsequent shareholder report, visit www.BelvedereFunds.com, write to Belvedere Alternative Income Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street Suite 2, Omaha, Nebraska 68130, or call 1-866-866-4848.

By Order of the Board of Trustees,

Richard A. Malinowski

Secretary

[●], 2014

Please complete, date and sign the enclosed proxy card(s) and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

INDEX OF EXHIBITS

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT WITH BELVEDERE ASSET MANAGEMENT, LLC

EXHIBIT B

SUCCESSOR INVESTMENT ADVISORY AGREEMENT WITH ES CAPITAL ADVISORS, LLC

EXHIBITC

SUCCESSOR SUB-ADVISORY AGREEMENT WITH MERRIMAN WEALTH ADVISORS

EXHIBIT D

BENEFICIAL OWNERS OF TRUST SHARES

EXHIBIT E

TRUSTEES AND OFFICERS OF THE TRUST

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT WITH BELVEDERE ASSET MANAGEMENT, LLC

EXHIBIT B

SUCCESSOR INVESTMENT ADVISORY AGREEMENT WITH ES CAPITAL ADVISORS, LLC

EXHIBIT C

SUCCESSOR SUB-ADVISORY AGREEMENT WITH MERRIMAN WEALTH ADVISORS

EXHIBIT D

BENEFICIAL OWNERS OF FUND SHARES

As of [● most recent practicable date], 2014, the following persons owned of record or beneficially 5% or more of the Fund:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
[●]	[●]	[●]

The Trust knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of the Fund.

EXHIBIT E

TRUSTEES AND OFFICERS OF THE TRUST

PROXY CARD